Note 12 - Asset Retirement Obligations	12 Months Ended
Dec. 31, 2014
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]
12.	ASSET RETIREMENT OBLIGATIONS

AROs at December 31, 2014 and 2013 were (in thousands):

	2014	2013

Asset retirement obligations	$21,610	$6,095
Less: Asset retirement obligations due within one year*	--	--
Long-term asset retirement obligations	$21,610	$6,095

*	Classified as a current liability on the consolidated balance sheets, under the caption “Other accruals.”

Total expense related to the ARO was $0.3 million in 2014, 2013 and 2012.

During the years ended December 31, 2014, 2013 and 2012, our ARO changed as follows (in thousands):

	2014	2013	2012
Balance as of January 1	$6,095	$5,518	$4,615
Accretion of discount	336	350	305
New obligations	797	566	--
Change in estimates of existing obligations	14,838	34	491
Foreign currency translation	(456)	(373)	107
Balance as of December 31	$21,610	$6,095	$5,518

During 2014, our estimates of existing obligations increased by $14.8 million. The change in estimate was the result of acceleration of the timing of estimated expenditures, due to new information received during 2014 and higher expected expenditures for remediation, as a result of current estimates of costs expected to be incurred.